                                  PROSPECTUS 1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE
ACCOUNT M

HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
120 MADISON STREET                                 PERSONAL SERVICE CENTER - MVLI
SUITE 1700                                         350 CHURCH STREET
SYRACUSE, NY 13202                                 HARTFORD, CT 06103-1106
(888) 223-1860                                     (800) 444-2363

--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


    This Prospectus describes VUL-I, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY", "we", "our" or "us").


    The Policy features include: flexible premium payments; a choice of one of two death benefit options; a choice of underlying investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

    The Policy described in this prospectus is available only in New York.

    You may allocate net premiums to the Sub-accounts of our Flexible Premium Variable Life Account M ("Separate Account"). Each Sub-account invests in one of the funds listed below.


AIM VARIABLE INSURANCE FUNDS                   FRANKLIN TEMPLETON VARIABLE INSURANCE
                                               PRODUCTS
AIM V.I. Capital Appreciation Fund             TRUST
AIM V.I. Diversified Income Fund               Templeton Asset Strategy Fund -- Class 1
AIM V.I. Growth Fund                           (formerly Templeton Asset Allocation Fund)
AIM V.I. Value Fund                            Templeton Growth Securities Fund -- Class 1
DELAWARE GROUP PREMIUM FUND                    (formerly Templeton Stock Fund)
Emerging Markets Series -- Standard Class      Templeton International Securities Fund --
Small Cap Value Series -- Standard Class       Class 1
Trend Series -- Standard Class                 (formerly Templeton International Fund)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS            LINCOLN NATIONAL MONEY MARKET FUND, INC.
 (FORMERLY BT INSURANCE FUNDS TRUST)           Money Market Fund
Equity 500 Index Fund                          MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
                                               TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      MFS Emerging Growth Series
Equity-Income Portfolio -- Initial Class       MFS Total Return Series
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II   MFS Utilities Series
Asset Manager Portfolio -- Initial Class       OCC ACCUMULATION TRUST
Investment Grade Bond Portfolio -- Initial     Global Equity Portfolio
Class                                          Managed Portfolio


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPOVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                         PROSPECTUS DATED: MAY 1, 2000

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Highlights............................       3
  Initial Choices to be Made..........       3
  Level or Varying Death Benefit......       3
  Amount of Premium Payment...........       4
  Selection of Funding Vehicles.......       4
  Charges and Fees....................       5
  Changes in Specified Amount.........       5
LLANY, the Separate Account and
 The General Account..................       6
Buying Variable Life Insurance........       7
  Replacements........................       8
The Funds.............................       8
  Substitution of Securities..........      12
  Voting Rights.......................      12
  Fund Participation Agreements.......      13
Death Benefit.........................      13
    Death Benefit Options.............      13
    Changes in Death Benefit Option...      13
    Guaranteed Death Benefit
     Provision........................      14
    Payment of Death Benefit..........      14
    Changes in Specified Amount.......      14
Premium Payments; Transfers...........      15
    Premium Payments..................      15
    Allocation of Net Premium
     Payments.........................      16
    Transfers.........................      17
    Optional Sub-Account Allocation
     Programs.........................      17
      Dollar Cost Averaging...........      17
      Automatic Rebalancing...........      18
Charges; Fees.........................      18
    Premium Load......................      18
    Monthly Deductions................      18
    Transaction Fee for Excess
     Transfers........................      19
    Mortality and Expense Risk Charge
     and Fund Expenses................      20
    Surrender Charge..................      22
    Reduction of Charges--
     Purchases on a Case Basis........      22
Policy Values.........................      23
    Accumulation Value................      23
    Variable Accumulation Unit
     Value............................      23
    Surrender Value...................      24
Surrenders............................      24
    Partial Surrenders................      24
    Full Surrenders...................      25
    Deferral of Payment and
     Transfers........................      25
Lapse and Reinstatement...............      25
    Lapse of a Policy; Effect of
     Guaranteed Death Benefit
     Provision........................      25
    Reinstatement of a Lapsed
     Policy...........................      25

Policy Loans..........................      26
Settlement Options....................      27
                                          PAGE
                                          ----
Other Policy Provisions...............      27
    Issuance..........................      27
    Effective Date of Coverage........      27
    Short-Term Right to Cancel the
     Policy...........................      27
    Policy Owner......................      28
    Beneficiary.......................      28
    Assignment........................      28
    Right to Exchange for a Fixed
     Benefit Policy...................      28
    Incontestability..................      29
    Misstatement of Age or Sex........      29
    Suicide...........................      29
    Nonparticipating Policies.........      29
    Riders............................      30
Tax Issues............................      30
    Taxation of Life Insurance
     Contracts in General.............      30
    Policies Which Are MECS...........      31
    Policies Which Are Not MECS.......      32
    Other Considerations..............      32
    Tax Status of LLANY...............      33
Other Matters.........................      34
    Directors and Officers of LLANY...      34
    Distribution of Policies..........      36
    Changes of Investment Policy......      36
    Other Contracts Issued by LLANY...      36
    State Regulation..................      37
    Reports to Policy Owners..........      37
    Advertising.......................      37
    Legal Proceedings.................      37
    Experts...........................      38
    Registration Statement............      38
Appendix 1............................      39
    Corridor Percentages..............      39
Appendix 2............................      40
    Guaranteed Maximum Cost of
     Insurance Rates..................      40
Appendix 3............................      41
    Illustration of Surrender
     Charges..........................      41
Appendix 4............................      43
    Illustration of Accumulation
     Values, Surrender Values, and
     Death Benefit Proceeds...........      43
Financial Statements
    Separate Account..................     M-1
    Lincoln Life & Annuity Company of
     New York.........................     S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy under which flexible premium payments are permitted and the Death Benefit and Policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy and, under one option, the Death Benefit amount depend on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the "Specified Amount", which is the amount of the death benefit in effect for the Policy when the Insured died (the Specified Amount may be found on the Policy's Specification Page); or
                    2) the "Corridor Death Benefit", which is the Death Benefit calculated as a percentage of the Accumulation Value.

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                    If you choose the varying Death Benefit Option, the Death
                    Benefit will be the greater of:

                    1) the Specified Amount plus the "Net Accumulation Value"
                       when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account, and the Separate Account minus any outstanding Loan Account amounts; or
                    2) the Corridor Death Benefit. See page 13.

                    This policy contains a Guaranteed Initial Death Benefit Premium. This means that the Death Benefit will not be lower than the Initial Specified Amount regardless of the gains or losses of the Funds you select as long as you pay that Premium. Therefore, the Initial Death Benefit under your Policy would be guaranteed for five years even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions.

                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 15.

                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 18) increase as the Insured gets older.

                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 25.

                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" period. Use this time to review your Policy and make sure it meets your needs. During this period your Initial Premium Payment will be deposited in the Fixed Account. If you then decide you do not want your Policy, we will return all Premium Payments with no interest paid. See page 27.

                    SELECTION OF FUNDING VEHICLES

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. The Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 8.

                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:

                - become part of LLANY's General Account;
                - do not share the investment experience of the Separate
                  Account; and
                - have a guaranteed minimum interest rate of 4% per year.

                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7.

                    CHARGES AND FEES

                    We deduct a premium charge of 5% from each Premium Payment. We make Monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $7.50 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Separate Account for mortality and expense risk. This charge is currently at an annual rate of .80% for Policy Years 1-12, 0.55% for Policy Year 13 and beyond. The charge is guaranteed not to exceed .90% per year through Policy Year 12 and .65% in Policy Years 13 and beyond.

                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 20 shows you current expense levels for each Fund.

                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.

                    The Surrender Charge is the amount retained by us if the Policy is surrendered. We charge you $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 10 years, a Surrender Charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 10 years after an increase in the Specified Amount, a Surrender Charge will also be imposed in addition to any existing Surrender Charges. See page 22.

                    You may borrow within described limits against your Policy. If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. LLANY will credit interest on the Loan Account Value. For the first ten Policy Years, interest will be credited at a current annual rate equal to the interest rate charged minus 1%, guaranteed not to exceed 2%. For Policy Years eleven and beyond, the credited annual rate will be equal to the interest rate charged minus .25%, guaranteed not to exceed 1%. See page 26.

                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 22.

                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is chosen by the Policy Owner and is initially equal to the Death Benefit.

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 14.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance policies and annuity contracts in New York and its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, through our property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy our obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or LLANY's management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

                    The Funds and their investment objectives, which they may or may not achieve, are described in "The Funds". More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to those of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if, in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The Guaranteed Death Benefit Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owner. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see "Tax Issues"), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see "Death Benefit"). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs), as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, an applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values are available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

THE FUNDS

                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the Trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee that there will be any correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the
                    Policies:

                        AIM VARIABLE INSURANCE FUNDS managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc.,
                        11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;


                            AIM V.I. Capital Appreciation Fund
                            AIM V.I. Diversified Income Fund
                            AIM V.I. Growth Fund
                            AIM V.I. Value Fund



                        DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103;



                            Emerging Markets Series -- Standard Class
                            Small Cap Value Series -- Standard Class
                            Trend Series -- Standard Class



                        DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST (formerly BT Insurance Funds Trust), managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428.



                            Equity 500 Index Fund



                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND, and FIDELITY VARIABLE INSURANCE PRODUCTS FUND II managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation Inc., 82 Devonshire Street, Boston, MA 02109;


                            Equity-Income Portfolio -- Initial Class
                            Asset Manager Portfolio -- Initial Class
                            Investment Grade Bond Portfolio -- Initial Class


                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, Inc., Broward Financial Centre, STE 2100, Fort Lauderdale FL 33394 and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd. San Mateo CA 94403-7777;



                            Templeton Asset Strategy Fund -- Class 1 (formerly
                    Asset Allocation Fund)
                            Templeton Growth Securities Fund -- Class 1
                    (formerly Stock Fund)
                            Templeton International Securities Funds -- Class 1
                    (formerly International Fund)



                        LINCOLN NATIONAL MONEY MARKET FUND, INC., managed by Lincoln Investment Management, Inc. 200 East Berry Street, Fort Wayne, IN 46802, and distributed by Lincoln Financial Advisors Corp. 350 Church Street, Hartford, CT 06103.


                            Money Market Fund


                        Lincoln Investment Management, Inc. (Lincoln Investment) has informed the funds to which it provides advisory services that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be come changes in, and additions to, personnel. See the prospectuses for these funds for more information.

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                        MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST,
                        managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc.,
                        500 Boylston Street, Boston, MA 02116;


                            MFS Emerging Growth Series
                            MFS Total Return Series
                            MFS Utilities Series



                        OCC ACCUMULATION TRUST, managed by OpCap Advisors and distributed by OCC Distributors, 1345 Avenue of the Americas New York, NY 10105;



                            Global Equity Portfolio
                                    Managed Portfolio


                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. CAPITAL APPRECIATION FUND Seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. The investment advisor will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long term growth in earnings and have excellent prospects for future growth.


                    AIM V.I. DIVERSIFIED INCOME FUND: Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of domestic corporate debt securities, U.S. Government securities, securities issued by foreign governments, and lower quality debt securities (commonly known as "junk bonds").


                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.

                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.


                    DELAWARE EMERGING MARKETS SERIES -- STANDARD CLASS: Seeks to long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.


                    DELAWARE SMALL CAP VALUE SERIES -- STANDARD CLASS: Seeks growth by investing in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.


                    DELAWARE TREND SERIES -- STANDARD CLASS: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.



                    DEUTSCHE VIT EQUITY 500 FUND: Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index before the deduction of Fund expenses.


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                    FIDELITY VIP EQUITY-INCOME PORTFOLIO -- INITIAL CLASS :
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).


                    FIDELITY VIP II ASSET MANAGER PORTFOLIO -- INITIAL CLASS:
                    Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.


                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO -- INITIAL
                    CLASS: Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

                    LINCOLN MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

                    MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

                    MFS TOTAL RETURN SERIES: Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    TEMPLETON ASSET STRATEGY FUND -- CLASS 1: Seeks a high level of total return. Invests in stocks of companies in any nation, bonds of companies and governments of any nation, and in money market instruments including emerging markets. Assets are allocated among different investments depending upon worldwide market and economic conditions.

                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.

                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Templeton Investment Counsel, Inc. serves as the Fund's investment advisor.

                    Several of the portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses. Please review the Funds prospectuses carefully.

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk

                                                                              11
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                    varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by LLANY (See "Premium Payments").

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of LLANY, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose. Substitute funds may have higher charges than the funds being replaced.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Trusts do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of LLANY and other life insurance companies. The Trusts do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

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
                    FUND PARTICIPATION AGREEMENTS

                    LLANY has entered in to agreements with the various Trusts or corporations and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular fund attributable to the Policies.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available for determining the Death Benefit. The amount payable under either option will be determined as of the date of the Insured's death.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in Appendix I to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to our Administrative Office in form satisfactory to LLANY, subject to the following conditions:

                     - The change will take effect on the Monthly Anniversary
                       Day (the day of the month as shown in the Policy Specifications) or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit is the amount payable to the Beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected. Any outstanding loan amounts or overdue deductions are deducted prior to payment of the proceeds.

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at our Administrative Office of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as LLANY may make available in the future.

                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the "Corridor Percentage" of the Accumulation Value based on the Insured's attained age. The table of Corridor Percentages is in Appendix 1.

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to our Administrative Office in form satisfactory to us.

                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

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
                    Decreases in Specified Amount will be effective on the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office, if all requirements have been met. Decreases in Specified Amount will be applied to reduce existing Specified Amount in the following order: first, the most recent increase in Specified Amount; then, the next most recent increases in Specified Amount successively; and finally, against the Specified Amount provided at issue.

                    Increases in Specified Amount, if approved by LLANY and provided the Insured is living, will be effective on (i) the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office and (ii) the deduction from the Accumulation Value of the first month's cost of insurance for the increase. If the Specified Amount is increased, a new Surrender Charge applies for ten years following any increase in Specified Amount. (See "Charges; Fees -- Surrender Charge".)

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. We reserve the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to our Administrative Office and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. This is the amount for which we send a premium reminder notice. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums. We reserve the right to limit the number or amount of such additional premium payments if such limitation is necessary to qualify the Policy as life insurance under the Internal Revenue Code.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                                                                              15
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                    PREMIUM INCREASES. At any time, the Owner may increase
                    Planned Premiums, or pay Additional Premiums, but:

                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.

                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, we will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment, unless the Owner specifies otherwise.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The Net Premium Payment is the portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Funds you selected.

                    When you purchase a Policy, you must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. For each Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to each Sub-Account by the next computed value of the Accumulation Unit for that Sub-Account.

                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. We will allocate the initial Net Premium Payment directly to the Sub-Account(s) you selected within three days after expiration of the Right-to-Examine Period.

                    Unless directed otherwise by the Policy Owner, we will allocate subsequent Net Premium Payments on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    You may change the allocation for future Net Premium Payments at any time free of charge effective for Premium Payments made more than one week after we receive the notice of the new allocation at our Administrative Office. Any new allocation is subject to the same requirements as the initial allocation. We may, at our sole discretion, waive minimum premium allocation requirements.

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                    TRANSFERS

                    Before the Insured attains age 100, Policy values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Separate Account to the Fixed Account. Within the 30 days after each Policy Anniversary, you may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age
                    100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at our Administrative Office. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. LLANY may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers must be made in writing.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received by us at our Administrative Office. Transfer requests must be received by the Administrative Office by the close of the New York Stock Exchange (usually, 4:00 pm ET) on each day the New York Stock Exchange is open, in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. You should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See "The Funds" in this Prospectus.

                    LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    You may elect to enroll in either of the following programs currently free of charge (though we reserve the right to charge for them). However, both programs cannot be in effect at the same time. Transfers under these programs do not count against the 12 transfers per year without charge.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected, systematically allocates specified dollar amounts from the Money Market Sub-Account to one or more of the Policy's other Sub-Accounts at regular intervals as you select. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging will not assure a profit or protect against a declining market.

                    You may elect Dollar Cost Averaging by establishing a Money Market Sub-Account value of at least $1,000. The minimum amount per month to allocate is $100. Enrollment in this program may occur at any time by providing the information requested on the Dollar Cost Averaging election form to LLANY at our Administrative Office, provided that sufficient value is in the Money Market Sub-Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                                                                              17
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                    Dollar Cost Averaging will terminate when any of the
                    following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account is insufficient to complete the next transfer; (3) you request termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to LLANY at our Administrative Office.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.

                    You may select Automatic Rebalancing to take place on either a quarterly, semi-annual or annual basis. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. You may terminate Automatic Rebalancing or re-enroll at any time by writing our Administrative Office.

CHARGES; FEES

                    PREMIUM LOAD

                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LLANY.

                    MONTHLY DEDUCTIONS

                    We make a Monthly Deduction from the Net Accumulation Value for administrative expenses of $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. For subsequent Policy Years, this monthly fee may be changed, but will never exceed $7.50.

                    We also make a Monthly Deduction from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance compensates LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value. The Cost of Insurance depends on the attained age, risk class and gender classification of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the beginning of the Policy Month by 1.0032737, subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 2.

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
                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If a Policy's Surrender Value is insufficient to cover the current Monthly Deduction, a 61-day Grace Period begins, and you will be notified. We will send a notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless sufficient payment (described in the notification letter) is received.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE AND FUND EXPENSES

The purpose of the following table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Separate Account. The tables reflect expenses of the Separate Account as well as of the individual Funds underlying the Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first 12 Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year during the first 12 Policy Years, and
 .65% in Policy Years 13 and beyond.

                                   FEE TABLE


                                                                                                             TOTAL FUND
                                                                     TOTAL ANNUAL FUND                       OPERATING
                                                                     OPERATING EXPENSES                    EXPENSES WITH
                               MANAGEMENT                  OTHER     WITHOUT WAIVERS OR   TOTAL WAIVERS     WAIVERS AND
  FUND                           FEES(1)     12(B)1 FEE   EXPENSES       REDUCTIONS       AND REDUCTIONS   REIMBURSEMENTS
  ----                         -----------   ----------   --------   ------------------   --------------   --------------
  AIM V.I. Capital
   Appreciation Fund.........     0.62%         N/A         0.11%           0.73%               N/A             0.73%
  AIM V.I. Diversified Income
   Fund......................     0.60          N/A         0.23            0.83                N/A             0.83
  AIM V.I. Growth Fund.......     0.63          N/A         0.10            0.73                N/A             0.73
  AIM V.I. Value Fund........     0.61          N/A         0.15            0.76                N/A             0.76
  Delaware Emerging Markets
   Series -- Standard
   Class(2a).................     1.25          N/A         0.28            1.53              (0.06)            1.47
  Delaware Small Cap Value
   Series -- Standard
   Class(2b).................     0.75          N/A         0.10            0.85                N/A             0.85
  Delaware Trend Series
   Standard Class(2c)........     0.75          N/A         0.07            0.82                N/A             0.82
  Deutsche VIT Equity 500
   Index Fund(3).............     0.20          N/A         0.23            0.43              (0.13)            0.30
  Fidelity VIP Equity-Income
   Portfolio -- Initial
   Class(4)..................     0.48          N/A         0.09            0.57                N/A             0.57
  Fidelity VIP II Asset
   Manager Portfolio --
   Initial Class(4)..........     0.53          N/A         0.10            0.63                N/A             0.63
  Fidelity VIP II Investment
   Grade Bond Fund -- Initial
   Class(4)..................     0.43          N/A         0.11            0.54                N/A             0.54
  LN Money Market Fund.......     0.48          N/A         0.11            0.59                N/A             0.59
  MFS Emerging Growth
   Series(5).................     0.75          N/A         0.09(1)         0.84                N/A             0.84
  MFS Total Return
   Series(5).................     0.75          N/A         0.15(1)         0.90                N/A             0.90
  MFS Utilities Series(5)....     0.75          N/A         0.16(1)         0.91                N/A             0.91
  OCC Accum Trust Global
   Equity Portfolio..........     0.80          N/A         0.30            1.10                N/A             1.10
  OCC Accum Trust Managed
   Portfolio.................     0.77          N/A         0.06            0.83                N/A             0.83
  Templeton Asset Strategy
   Fund Class 1(6c)..........     0.60          N/A         0.18            0.78                N/A             0.78
  Templeton Growth Securities
   Fund Class 1(6a,b)........     0.83          N/A         0.05            0.88                N/A             0.88
  Templeton International
   Securities Fund Class
   1(6d).....................     0.69          N/A         0.19            0.88                N/A             0.88


------------------------------

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) (a) The investment advisor for the Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2000 through October 31, 2000, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total annual operating expenses for the Series would have been 1.53%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.

   (b) The investment advisor for the Small Cap Value Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

   (c) The investment advisor for the Trend Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

(3) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement would have been:
    Equity-Income 0.56% (initial); Asset Manager 0.62% (initial).

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
         0.83% for Emerging Growth Series
         0.89% for Total Return Series
         0.90% for Utilities Series

(6) (a) The fund administration fee is paid indirectly through the management fee.


   (b) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/01/00 would be estimated as: Management Fees 0.80%, Other Expenses 0.05%, and Total Fund Operating Expenses 0.85%.



   (c) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with Templeton Global Asset Allocation Fund, effective 5/01/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fee 0.60%, Other Expenses 0.14%, and Total Fund Operating Expenses 0.74%.



   (d) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with Templeton International Equity Fund, effective 5/01/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Other Expenses 0.20%, and Total Fund Operating Expenses 0.85%.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 3 -- Illustration of Surrender Charges".)

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs LLANY otherwise. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount.

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expenses, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.

                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS

                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a Case basis. LLANY reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which LLANY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by LLANY on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Account M.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Separate Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. An Accumulation Unit is a unit of measure used to calculate the value of each Sub-Account. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at our Administrative Office (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value. It is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and
                    (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Separate Account.

                    You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The Accumulation Unit value for each Sub-Account was or will be arbitrarily established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:
                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Separate Account; and
                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge plus any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

SURRENDERS

                    There may be adverse tax consequences associated with surrenders from the Policy. (See "Tax Issues".)

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time during the lifetime of the Insured and before the Coverage Date by written request to our Administrative Office during the lifetime of the Insured and while the Policy is in force. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction fee and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless you and we agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time during the lifetime of the Insured and before the Coverage Date. We will pay the Surrender Value next computed after receiving your written request our Administrative Office in a form satisfactory to us. Payment of any amount from the Separate Account on a full surrender will usually be made within seven calendar days thereafter. If the owner makes a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of transferred or surrendered amounts from the Separate Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at our option. If LLANY exercises its right to defer such payment or transfer, interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    If the Guaranteed Death Benefit Provision is not in effect, a lapse occurs, and all coverage under the Policy automatically terminates, if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. We will send you a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY

                    You can apply for reinstatement at any time during the Insured's lifetime, prior to the Coverage Date, if the Policy was not surrendered for cash. To reinstate a Policy, we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions, as well as the repayment of any indebtedness.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following our approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 100% of the Surrender Value; however, we may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The minimum loan amount is $500. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless we are instructed otherwise in writing at our Administrative Office.

                    The Loan Account is where policy indebtedness (outstanding loans and loan interest) accrues once it is transferred out of the Fixed Account and the Sub-Accounts. The Loan Account is part of LLANY's General Account. The Loan Account Value is equal to the sum of all outstanding loans and loan interest.

                    Interest charged on loans is payable by you and will accrue at an annual rate of 8%. Loan interest is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.

                    We will credit interest on the Loan Account Value. During the first ten Policy Years, our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, LLANY's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Separate Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Separate Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less surrender charge, the Policy will terminate without value subject to the conditions in the Grace Period provision.

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result. (See "Tax Issues.")

SETTLEMENT OPTIONS

                    Death Benefit Proceeds in the form of Settlement Options are payable by LLANY at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options. Settlement options are available if the Owner chooses to surrender the Policy.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its receipt at our Administrative Office. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by us at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    EFFECTIVE DATE OF COVERAGE

                    The effective date of this Policy will be the Issue Date, provided the initial premium has been paid while the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 10 days after we mail or personally deliver a Notice of Withdrawal Right to you, within 45 days after the application for the Policy is signed, or within 60 days if the Policy is issued as a replacement of another life insurance policy, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Separate Account even if you may have so directed until three business days following the expiration of the Right-to-Examine Period. If you return the Policy for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy.

                    The Insured is the person on whose life the Policy is issued. While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by us before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to you or your executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, you may assign his or her rights in the Policy. The assignment must be in writing, signed by you and recorded at our Administrative Office. No assignment will affect any payment made or action taken by us before it was recorded. We are not responsible for any assignment not submitted for recording, nor for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to us before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    You may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by us. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a

                    Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, you will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the Issue Date and Issue Age as of the exchange date. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed you, we will pay the excess in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    We will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    The Issue Age is the age of the Insured, to the nearest birthday, on the Issue Date, the date on which the Policy becomes effective. This date is shown on the Policy Specifications.

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:

                    1. is the Net Amount at Risk (Death Benefit minus
                       outstanding loans, if any, minus the Accumulation Value) at the time of the Insured's death;

                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

                    RIDERS

                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this rider, LLANY will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the Monthly Deductions. There may be a separate charge(s) for any rider(s) that becomes part of the Policy.

TAX ISSUES

                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL


                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.


                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.


                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


                    POLICIES WHICH ARE MECS


                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.


                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists.

                    These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS


                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.


                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LLANY

                    Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized capital gains of the Separate Account. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF LLANY

                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            ROLAND C. BAKER                   President and Director [1/95-present],
                            DIRECTOR                          First Penn- Pacific Life Insurance Co.
                            1801 S. Meyers Rd.
                            Oakbrook Terrace, IL 60181

                            J. PATRICK BARRETT                Chairman and Chief Executive Officer,
                            DIRECTOR                          CARPAT Investments [9/87-present];
                            One Telergy Parkway               President, Chief Operating Officer and
                            East Syracuse, NY 13057           Director, Telergy, Inc. [4/98-present];
                                                              Chief Executive Officer and Director,
                                                              Syracuse Executive Air Service, Inc.
                                                              [3/89-present]; Director, Bennington Iron
                                                              Works, Inc. [6/89-present]; Director,
                                                              Coyne Industrial Enterprises Corp.
                                                              [1998-present].

                            DAVID N. BECKER                   Vice President and Chief Actuarial
                            SECOND VICE PRESIDENT AND         Officer, The Lincoln National Life
                            APPOINTED ACTUARY                 Insurance Company
                            1300 South Clinton St.
                            Fort Wayne, IN 46802

                            THOMAS D. BELL, JR.               President and Chief Executive Officer
                            DIRECTOR                          Young & Rubicam [1/00-present]. Formerly:
                            285 Madison Avenue                President and Chief Executive Officer
                            New York, NY 10017                [4/95-9/98], Burson- Marstellar; Vice
                                                              Chairman [4/94-5/95], Gulfstream Aerospace
                                                              Corp.

                            JON A. BOSCIA                     President, Chief Executive Officer and
                            DIRECTOR                          Director, Lincoln National Corporation
                            Centre Square                     [1/98-present]. Formerly: President and
                            West Tower                        Chief Executive Officer [10/96-1/98],
                            Suite 3900                        President and Chief Operating Officer
                            Philadelphia, PA 19102            [5/94-10/96]The Lincoln National Life
                                                              Insurance Co.

                            JOANNE B. COLLINS                 President, Treasurer and Director, Lincoln
                            PRESIDENT, TREASURER AND          Life & Annuity Company of New York
                            DIRECTOR                          [8/99-present]; Second Vice President
                                                              Lincoln National Corporation
                                                              [4/96-present]. Formerly: Second Vice
                                                              President [9/84-3/96] Lincoln National
                                                              Corporation -- Reinsurance.

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            JOHN H. GOTTA                     Director, Second Vice President and
                            DIRECTOR, SECOND VICE PRESIDENT   Assistant Secretary [12/99-present],
                            AND ASSISTANT SECRETARY           Lincoln Life & Annuity Company of New
                            350 Church Street                 York; Chief Executive Officer of Life
                            Hartford, CT 06103                Insurance, Senior Vice President and
                                                              Assistant Secretary [12/99-present] The
                                                              Lincoln National Life Insurance Company.
                                                              Formerly: Senior Vice President and
                                                              Assistant Secretary [4/98-12/99]; Senior
                                                              Vice President [2/98-4/98]; Vice President
                                                              and General Manager [1/98-2/98] The
                                                              Lincoln National Life Insurance Co; Senior
                                                              Vice President, Connecticut General Life
                                                              Insurance Company [3/96-12/97]; Vice
                                                              President, Connecticut (Massachusetts
                                                              Mutual) Mutual Life Insurance Company
                                                              [8/94-3/96].

                            BARBARA S. KOWALCZYK              Senior Vice President, Corporation
                            DIRECTOR                          Planning [5/94-present]Lincoln National
                            Centre Square                     Corporation
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102

                            MARGUERITE L. LACHMAN             Principal [11/99-present], Lend Lease Real
                            DIRECTOR                          Estate Investments. Formerly: Managing
                            437 Madison Avenue,               Director [4/87-11/99], Schroeder Real
                            18th Floor                        Estate Associates.
                            New York, NY 10022

                            LOUIS G. MARCOCCIA                Senior Vice President for Business,
                            DIRECTOR                          Finance and Administrative Services,
                            Syracuse University               Syracuse University [1975-present].
                            Syracuse, NY 13244

                            TROY D. PANNING                   Second Vice President and Chief Financial
                            SECOND VICE PRESIDENT AND CHIEF   Officer [11/96-present], Lincoln Life &
                            FINANCIAL OFFICER                 Annuity Company of New York. Formerly:
                                                              Accountant [9/90-11/96] Ernst & Young LLP

                            JOHN M. PIETRUSKI                 Chairman of the Board, Texas Biotechnology
                            DIRECTOR                          Corp.
                            One Penn Plaza
                            Suite 3408
                            New York, NY 10119

                            LAWRENCE T. ROWLAND               Chairman, Chief Executive Officer,
                            DIRECTOR                          President and Director [10/96-present]
                            1700 Magnavox Way                 Lincoln National Reassurance Co. Formerly:
                            One Reinsurance Place             Senior Vice President [10/95-10/96].
                            Ft. Wayne, IN 46802

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            RICHARD C. VAUGHAN                Executive Vice President and Chief
                            DIRECTOR                          Financial Officer [1/95-present] The
                            Centre Square                     Lincoln National Life Insurance Company.
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102

                    DISTRIBUTION OF POLICIES

                    PRINCIPAL UNDERWRITER

                    LLANY intends to offer the Policies in New York. Lincoln Financial Advisors Corporation ("LFA"), an affiliate of LLANY and the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The principal business address of LFA is 350 Church Street, Hartford, CT 06103.

                    The Policy will be sold by individuals who, in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or other broker-dealers. Gross first year commissions paid by LLANY, including expense reimbursement allowances, on the sale of these Policies are not more than 98% of Premium Payments. Gross renewal commissions paid by LLANY will not exceed 10% of Premium Payments. The local agency receives additional compensation on the first year required premium and all additional premiums. In some situations, the local agency may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include certain charges made under the Policy.

                    CHANGES OF INVESTMENT POLICY

                    LLANY may materially change the investment policy of the Separate Account. We must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the New York Insurance Department, which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders our operations hazardous to the public. If you object, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You have the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY LLANY

                    LLANY does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.

                    STATE REGULATION

                    We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operation for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the New York Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    LLANY maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in each Sub-Account of the Separate Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination, and any information required by the New York Insurance Department.

                    ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                    LEGAL PROCEEDINGS

                    At this time, the Company is not involved in any material litigation. From time to time, legal proceedings arise which generally are routine and in the ordinary course of business.

                    EXPERTS

                    The financial statements of the Separate Account and the statutory-basis financial statements of LLANY appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the opinion filed as an exhibit to the registration statement.

                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

                     INSURED'S     CORRIDOR    INSURED'S     CORRIDOR
                    ATTAINED AGE  PERCENTAGE  ATTAINED AGE  PERCENTAGE
                    ------------  ----------  ------------  ----------
                        0-40         250%          70          115%
                         41          243           71          113
                         42          236           72          111
                         43          229           73          109
                         44          222           74          107
                                     ---           --          ---
                         45          215           75          105
                         46          209           76          105
                         47          203           77          105
                         48          197           78          105
                         49          191           79          105
                                     ---           --          ---
                         50          185           80          105
                         51          178           81          105
                         52          171           82          105
                         53          164           83          105
                         54          157           84          105
                                     ---           --          ---
                         55          150           85          105
                         56          146           86          105
                         57          142           87          105
                         58          138           88          105
                         59          134           89          105
                                     ---           --          ---
                         60          130           90          105
                         61          128           91          104
                         62          126           92          103
                         63          124           93          102
                         64          122           94          101
                                     ---           --          ---
                         65          120           95          100
                         66          119           96          100
                         67          118           97          100
                         68          117           98          100
                         69          116           99          100
                                     ---           --          ---

APPENDIX 2

                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------
          0              0.34845    0.24089    0.32677
          1              0.08917    0.07251    0.08667
          2              0.08251    0.06750    0.07917
          3              0.08167    0.06584    0.07834
          4              0.07917    0.06417    0.07584

          5              0.07501    0.06334    0.07251
          6              0.07167    0.06084    0.06917
          7              0.06667    0.06000    0.06584
          8              0.06334    0.05834    0.06250
          9              0.06167    0.05750    0.06084

         10              0.06084    0.05667    0.06000
         11              0.06417    0.05750    0.06250
         12              0.07084    0.06000    0.06917
         13              0.08251    0.06250    0.07834
         14              0.09584    0.06887    0.09001

         15              0.11085    0.07084    0.10334
         16              0.12585    0.07601    0.11585
         17              0.13919    0.07917    0.12752
         18              0.14836    0.08167    0.13502
         19              0.15502    0.08501    0.14085

         20              0.15836    0.08751    0.14502
         21              0.15919    0.08917    0.14585
         22              0.15752    0.09084    0.14419
         23              0.15502    0.09251    0.14252
         24              0.15189    0.09501    0.14085

         25              0.14752    0.09668    0.13752
         26              0.11419    0.09918    0.13585
         27              0.14252    0.10168    0.13418
         28              0.14169    0.10501    0.13418
         29              0.14252    0.10635    0.13585

         30              0.14419    0.11251    0.13752
         31              0.14836    0.11668    0.14169
         32              0.15252    0.12085    0.14585
         33              0.15919    0.12502    0.15252
         34              0.16889    0.13168    0.15919

         35              0.17586    0.13752    0.16836
         36              0.18670    0.14669    0.17837
         37              0.20004    0.15752    0.19170
         38              0.21505    0.17003    0.20588
         39              0.23255    0.18503    0.22338

         40              0.25173    0.20171    0.24173
         41              0.27424    0.22005    0.26340
         42              0.29675    0.23922    0.28508
         43              0.32260    0.25757    0.31010
         44              0.34929    0.27674    0.33428

         45              0.37931    0.29675    0.36263
         46              0.41017    0.31677    0.39182
         47              0.44353    0.33761    0.42268
         48              0.47856    0.36096    0.45437
         49              0.51777    0.38598    0.49107
ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------

         50              0.55948    0.41350    0.53028
         51              0.60870    0.44270    0.57533
         52              0.66377    0.47523    0.62539
         53              0.72636    0.51276    0.68297
         54              0.79730    0.55114    0.74722

         55              0.87326    0.59118    0.81566
         56              0.95591    0.63123    0.88996
         57              1.04192    0.66961    0.96593
         58              1.13378    0.70633    1.04609
         59              1.23236    0.74556    1.13211

         60              1.34180    0.78979    1.22817
         61              1.46381    0.84488    1.33511
         62              1.60173    0.91417    1.45796
         63              1.75809    1.00267    1.59922
         64              1.93206    1.10539    1.75725

         65              2.12283    1.21731    1.92955
         66              2.32623    1.33511    2.11195
         67              2.54312    1.45461    2.30614
         68              2.77350    1.57247    2.50878
         69              3.02328    1.69955    2.72909

         70              3.30338    1.84590    2.97466
         71              3.62140    2.02325    3.25640
         72              3.98666    2.24419    3.58279
         73              4.40599    2.51548    3.95978
         74              4.87280    2.83552    4.38330

         75              5.37793    3.19685    4.84334
         76              5.91225    3.59370    5.33245
         77              6.46824    4.01942    5.84227
         78              7.04089    4.47410    6.36948
         79              7.64551    4.97042    6.92851

         80              8.30507    5.52957    7.54229
         81              9.03761    6.17118    8.22883
         82              9.86724    6.91414    9.01216
         83             10.80381    7.77075    9.90124
         84             11.82571    8.72632   10.87533

         85             12.91039    9.76952   11.92213
         86             14.03509   10.89151   13.01471
         87             15.18978   12.08770   14.15507
         88             16.36948   13.35774   15.33494
         89             17.57781   14.70820   16.56493

         90             18.82881   16.15259   17.85746
         91             20.14619   17.71416   19.23699
         92             21.57655   19.43814   20.76665
         93             23.20196   21.40786   22.49837
         94             25.28174   23.63051   24.70915

         95             28.27411   27.16158   27.82758
         96             33.10577   32.32378   32.78845
         97             41.68476   41.21204   41.45783
         98             58.01259   57.81394   57.95663
         99             90.90909   90.90909   90.90909

APPENDIX 3

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $600.00(ii)
                                                                                         -------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         -------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $300.00(ii)
                                                                                         -------
                                                                                         $471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                           DURING POLICY YEAR:
                           1 and 2       28.5% of the sum of the premiums
                                         paid up to an amount equal to the
                                         Guideline Annual Premium Amount,*
                                         plus 8.5% of the sum of the
                                         premiums paid between one and two
                                         times the Guideline Annual Premium
                                         Amount, plus 7.5% of the sum of the
                                         premiums paid in excess of two
                                         times the Guideline Annual Premium
                                         Amount.
                           3 through 10  same dollar amount as of the end of
                                         Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 4

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account for the first 12 Policy Years, and 0.65% for Policy Years 13 and beyond. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1999.


                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%.

                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.


                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy in renewal years.


                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,623 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT            TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------

   1        6,954    500,000   500,000    500,000     3,788     4,085      4,384         0         0          0
   2       14,256    500,000   500,000    500,000     7,442     8,275      9,146     1,437     2,270      3,141
   3       21,923    500,000   500,000    500,000    10,862    12,470     14,221     4,857     6,465      8,216
   4       29,973    500,000   500,000    500,000    14,045    16,664     19,637     8,040    10,659     13,632
   5       38,426    500,000   500,000    500,000    16,970    20,836     25,410    10,965    14,831     19,405

   6       47,302    500,000   500,000    500,000    19,630    24,975     31,572    14,826    20,171     26,768
   7       56,621    500,000   500,000    500,000    21,987    29,040     38,128    18,384    25,437     34,525
   8       66,406    500,000   500,000    500,000    24,013    32,999     45,095    21,611    30,597     42,693
   9       76,680    500,000   500,000    500,000    25,672    36,808     52,488    24,471    35,607     51,287
  10       87,469    500,000   500,000    500,000    26,921    40,419     60,319    26,921    40,419     60,319

  15      150,061    500,000   500,000    500,000    26,253    54,498    108,037    26,253    54,498    108,037
  20      229,946    500,000   500,000    500,000     9,403    56,125    175,897     9,403    56,125    175,897
  25      331,901          0   500,000    500,000         0    28,769    278,149         0    28,769    278,149
  30      462,026          0         0    500,000         0         0    457,194         0         0    457,194

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT            TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------

   1        6,905    500,000   500,000    500,000     4,552     4,873      5,194         0         0        319
   2       14,155    500,000   500,000    500,000     9,067     9,996     10,965     3,072     4,001      4,970
   3       21,767    500,000   500,000    500,000    13,404    15,236     17,224     7,409     9,241     11,229
   4       29,761    500,000   500,000    500,000    17,591    20,625     24,051    11,596    14,630     18,056
   5       38,153    500,000   500,000    500,000    21,656    26,196     31,535    15,661    20,201     25,540

   6       46,966    500,000   500,000    500,000    25,624    31,985     39,774    20,828    27,189     34,978
   7       56,219    500,000   500,000    500,000    29,474    37,978     48,825    25,877    34,381     45,228
   8       65,935    500,000   500,000    500,000    33,093    44,071     58,664    30,695    41,673     56,266
   9       76,136    500,000   500,000    500,000    36,648    50,435     69,541    35,449    49,236     68,342
  10       86,848    500,000   500,000    500,000    40,071    57,016     81,505    40,071    57,016     81,505

  15      148,996    500,000   500,000    500,000    53,086    91,607    160,940    53,086    91,607    160,940
  20      228,314    500,000   500,000    500,000    58,168   128,923    290,734    58,168   128,923    290,734
  25      329,546    500,000   500,000    594,583    55,611   171,143    512,572    55,611   171,143    512,572
  30      458,747    500,000   500,000    942,899    38,079   216,205    881,214    38,079   216,205    881,214

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,519 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT                DEATH BENEFIT              TOTAL ACCUMULATION VALUE              SURRENDER VALUE
POLICY  5% INTEREST    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%
------  -----------  --------  --------  -----------  --------  --------  -----------  --------  --------  -----------

   1       11,045    500,000   500,000      500,000     4,556     4,983        5,412         0         0            0
   2       22,642    500,000   500,000      500,000     8,696     9,835       11,031       726     1,865        3,061
   3       34,819    500,000   500,000      500,000    12,321    14,446       16,777     4,351     6,476        8,807
   4       47,605    500,000   500,000      500,000    15,407    18,779       22,641     7,437    10,809       14,671
   5       61,030    500,000   500,000      500,000    17,923    22,788       28,612     9,953    14,818       20,642

   6       75,127    500,000   500,000      500,000    19,814    26,399       34,654    13,438    20,023       28,278
   7       89,928    500,000   500,000      500,000    21,015    29,528       40,717    16,233    24,746       35,935
   8      105,469    500,000   500,000      500,000    21,437    32,061       46,734    18,249    28,873       43,546
   9      121,788    500,000   500,000      500,000    20,975    33,865       52,614    19,381    32,271       51,020
  10      138,922    500,000   500,000      500,000    19,523    34,798       58,266    19,523    34,798       58,266

  15      238,334          0   500,000      500,000         0    21,019       80,065         0    21,019       80,065
  20      365,212          0         0      500,000         0         0       71,684         0         0       71,684
  25      527,143          0         0            0         0         0            0         0         0            0
  30      733,814          0         0            0         0         0            0         0         0            0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT                DEATH BENEFIT              TOTAL ACCUMULATION VALUE              SURRENDER VALUE
POLICY  5% INTEREST    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%
------  -----------  --------  --------  -----------  --------  --------  -----------  --------  --------  -----------
   1       10,988    500,000   500,000      500,000     7,075     7,580        8,087     1,090     1,595        2,102
   2       22,526    500,000   500,000      500,000    13,861    15,314       16,831     5,901     7,354        8,871
   3       34,640    500,000   500,000      500,000    20,272    23,117       26,209    12,312    15,157       18,249
   4       47,361    500,000   500,000      500,000    26,402    31,089       36,393    18,442    23,129       28,433
   5       60,717    500,000   500,000      500,000    32,210    39,194       47,429    24,250    31,234       39,469

   6       74,741    500,000   500,000      500,000    37,832    47,579       59,557    31,464    41,211       53,189
   7       89,466    500,000   500,000      500,000    43,296    56,286       72,928    38,520    51,510       68,152
   8      104,928    500,000   500,000      500,000    48,584    65,313       87,669    45,400    62,129       84,485
   9      121,163    500,000   500,000      500,000    53,537    74,523      103,786    51,945    72,931      102,194
  10      138,209    500,000   500,000      500,000    58,080    83,856      121,381    58,080    83,856      121,381

  15      237,111    500,000   500,000      500,000    74,329   133,079      240,424    74,329   133,079      240,424
  20      363,337    500,000   500,000      500,000    74,728   184,873      443,862    74,728   184,873      443,862
  25      524,437    500,000   500,000      834,837    43,148   232,413      795,083    43,148   232,413      795,083
  30      730,047          0   500,000    1,434,246         0   276,787    1,365,949         0   276,787    1,365,949

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,287 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT            TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        5,551    500,000   500,000    500,000     3,020     3,257      3,495         0         0          0
   2       11,380    500,000   500,000    500,000     5,974     6,639      7,335       609     1,274      1,970
   3       17,501    500,000   500,000    500,000     8,771    10,057     11,458     3,406     4,692      6,093
   4       23,927    500,000   500,000    500,000    11,400    13,500     15,883     6,035     8,135     10,518
   5       30,675    500,000   500,000    500,000    13,854    16,961     20,634     8,489    11,596     15,269

   6       37,760    500,000   500,000    500,000    16,123    20,429     25,734    11,831    16,137     21,442
   7       45,199    500,000   500,000    500,000    18,200    23,895     31,215    14,981    20,676     27,996
   8       53,010    500,000   500,000    500,000    20,071    27,344     37,104    17,925    25,198     34,958
   9       61,212    500,000   500,000    500,000    21,709    30,748     43,420    20,636    29,675     42,347
  10       69,824    500,000   500,000    500,000    23,115    34,103     50,211    23,115    34,103     50,211

  15      119,790    500,000   500,000    500,000    26,818    50,330     93,996    26,818    50,330     93,996
  20      183,561    500,000   500,000    500,000    23,180    63,773    161,796    23,180    63,773    161,796
  25      264,950    500,000   500,000    500,000     4,579    66,021    267,875     4,579    66,021    267,875
  30      368,825          0   500,000    500,000         0    43,685    448,785         0    43,685    448,785

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT            TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------

   1        5,504    500,000   500,000    500,000     3,645     3,901      4,157         0         0          0
   2       11,283    500,000   500,000    500,000     7,310     8,054      8,829     1,955     2,699      3,474
   3       17,352    500,000   500,000    500,000    10,877    12,348     13,943     5,522     6,993      8,588
   4       23,723    500,000   500,000    500,000    14,348    16,791     19,548     8,993    11,436     14,193
   5       30,414    500,000   500,000    500,000    17,724    21,391     25,697    12,369    16,036     20,342

   6       37,438    500,000   500,000    500,000    20,962    26,107     32,399    16,678    21,823     28,115
   7       44,814    500,000   500,000    500,000    24,062    30,947     39,716    20,849    27,734     36,503
   8       52,559    500,000   500,000    500,000    27,029    35,919     47,717    24,887    33,777     45,575
   9       60,691    500,000   500,000    500,000    29,912    41,077     56,524    28,841    40,006     55,453
  10       69,230    500,000   500,000    500,000    32,713    46,433     66,226    32,713    46,433     66,226

  15      118,771    500,000   500,000    500,000    44,491    75,674    131,539    44,491    75,674    131,539
  20      181,998    500,000   500,000    500,000    51,174   108,472    237,960    51,174   108,472    237,960
  25      262,695    500,000   500,000    500,000    53,593   146,997    417,469    53,593   146,997    417,469
  30      365,686    500,000   500,000    770,434    49,311   191,765    720,032    49,311   191,765    720,032

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,278 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT            TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------

   1        8,692    500,000   500,000    500,000     4,099     4,450      4,804         0         0          0
   2       17,818    500,000   500,000    500,000     8,017     8,980      9,989     1,212     2,175      3,184
   3       27,401    500,000   500,000    500,000    11,681    13,515     15,518     4,876     6,710      8,713
   4       37,463    500,000   500,000    500,000    15,105    18,069     21,444     8,300    11,264     14,639
   5       46,028    500,000   500,000    500,000    18,280    22,633     27,803    11,475    15,828     20,998

   6       59,122    500,000   500,000    500,000    21,181    27,184     34,621    15,737    21,740     29,177
   7       70,770    500,000   500,000    500,000    23,753    31,662     41,895    19,670    27,579     37,812
   8       83,000    500,000   500,000    500,000    25,921    35,990     49,605    23,199    33,268     46,883
   9       95,842    500,000   500,000    500,000    27,584    40,057     57,708    26,223    38,696     56,347
  10      109,326    500,000   500,000    500,000    28,668    43,781     66,189    28,668    43,781     66,189

  15      187,559    500,000   500,000    500,000    24,424    55,821    116,290    24,424    55,821    116,290
  20      287,406          0   500,000    500,000         0    46,896    183,763         0    46,896    183,763
  25      414,839          0         0    500,000         0         0    272,171         0         0    272,171
  30      577,480          0         0    500,000         0         0    416,123         0         0    416,123

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT               DEATH BENEFIT              TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST   ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%
------  -----------  --------  --------  ----------  --------  --------  ----------  --------  --------  ----------

   1        8,636    500,000   500,000      500,000    5,722     6,124        6,528      377       779        1,183
   2       17,704    500,000   500,000      500,000   11,291    12,454       13,667    4,501     5,664        6,877
   3       27,226    500,000   500,000      500,000   16,612    18,900       21,384    9,822    12,110       14,594
   4       37,223    500,000   500,000      500,000   21,750    25,532       29,806   14,960    18,742       23,016
   5       47,721    500,000   500,000      500,000   26,675    32,328       38,980   19,885    25,538       32,190

   6       58,743    500,000   500,000      500,000   31,478    39,386       49,081   26,046    33,954       43,649
   7       70,316    500,000   500,000      500,000   36,165    46,726       60,217   32,091    42,652       56,143
   8       82,468    500,000   500,000      500,000   40,734    54,359       72,500   38,018    51,643       69,784
   9       95,228    500,000   500,000      500,000   45,072    62,186       85,944   43,714    60,828       84,586
  10      108,626    500,000   500,000      500,000   49,143    70,182      100,651   49,143    70,182      100,651

  15      186,358    500,000   500,000      500,000   65,719   113,700      200,316   65,719   113,700      200,316
  20      285,566    500,000   500,000      500,000   74,524   163,746      367,908   74,524   163,746      367,908
  25      412,183    500,000   500,000      688,180   65,584   215,687      655,410   65,584   215,687      655,410
  30      573,782    500,000   500,000    1,184,469   21,798   265,203    1,128,066   21,798   265,203    1,128,066

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 20-21 of this Prospectus.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1999

                                                       AIM            AIM
                                                       V.I.           V.I.          AIM          AIM
                                                       CAPITAL        DIVERSIFIED   V.I.         V.I.         BT EQUITY
                                                       APPRECIATION   INCOME        GROWTH       VALUE        500 INDEX
                                          COMBINED     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at Market--Affiliated
     (Cost $882,679)                      $  885,676      $    --      $      --    $      --    $      --    $      --
     Investments at
     Market--Unaffiliated (Cost
     $541,152)                               566,983       44,045         22,979       98,853      103,365       52,532
   ------------------------------------   ----------      -------      ---------    ---------    ---------    ---------
   TOTAL ASSETS                            1,452,659       44,045         22,979       98,853      103,365       52,532
   LIABILITY--
   Payable to Lincoln Life & Annuity
      Company of New York                         32            1              1            2            2            1
   ------------------------------------   ----------      -------      ---------    ---------    ---------    ---------
   NET ASSETS                             $1,452,627      $44,044      $  22,978    $  98,851    $ 103,363    $  52,531
   ------------------------------------   ==========      =======      =========    =========    =========    =========
   Percent of net assets                      100.00%        3.03%          1.58%        6.80%        7.12%        3.62%
   ------------------------------------   ==========      =======      =========    =========    =========    =========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period                           3,181          2,339        7,923        8,724        4,768
     Unit value                                           $13.848      $   9.822    $  12.476    $  11.848    $  11.018
   ------------------------------------                   -------      ---------    ---------    ---------    ---------
   NET ASSETS                                             $44,044      $  22,978    $  98,851    $ 103,363    $  52,531
   ------------------------------------                   =======      =========    =========    =========    =========

                                      DELAWARE                  DELAWARE     FIDELITY
                                      PREMIUM      DELAWARE     PREMIUM      VIP
                                      SMALL        PREMIUM      EMERGING     EQUITY-
                                      CAP VALUE    TREND        MARKETS      INCOME
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ---------------------------------
   ASSETS
     Investments at Market--Affiliat
     (Cost $882,679)                  $   5,489    $  15,494    $   1,100    $      --
     Investments at
     Market--Unaffiliated (Cost
     $541,152)                               --           --           --       74,727
   ---------------------------------  ---------    ---------    ---------    ---------
   TOTAL ASSETS                           5,489       15,494        1,100       74,727
   LIABILITY--
   Payable to Lincoln Life & Annuity
      Company of New York                    --           --           --            2
   ---------------------------------  ---------    ---------    ---------    ---------
   NET ASSETS                         $   5,489    $  15,494    $   1,100    $  74,725
   ---------------------------------  =========    =========    =========    =========
   Percent of net assets                   0.38%        1.07%        0.08%        5.14%
   ---------------------------------  =========    =========    =========    =========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period           580          995           91        7,772
     Unit value                       $   9.458    $  15.579    $  12.098    $   9.614
   ---------------------------------  ---------    ---------    ---------    ---------
   NET ASSETS                         $   5,489    $  15,494    $   1,100    $  74,725
   ---------------------------------  =========    =========    =========    =========

                                        FIDELITY     FIDELITY                                                         OCC
                                        VIP II       VIP II       LN           MFS          MFS                       ACCUMULATION
                                        ASSET        INVESTMENT   MONEY        EMERGING     TOTAL        MFS          GLOBAL
                                        MANAGER      GRADE BOND   MARKET       GROWTH       RETURN       UTILITIES    EQUITY
                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $882,679)                          $      --    $       --   $ 863,593    $      --    $      --    $      --    $        --
     Investments at
     Market--Unaffiliated (Cost
     $541,152)                              5,073        23,014          --       32,071        4,992        7,645          7,532
   ----------------------------------   ---------    ----------   ---------    ---------    ---------    ---------    -----------
   TOTAL ASSETS                             5,073        23,014     863,593       32,071        4,992        7,645          7,532
   LIABILITY--
   Payable to Lincoln Life & Annuity
      Company of New York                      --             1          19            1           --           --             --
   ----------------------------------   ---------    ----------   ---------    ---------    ---------    ---------    -----------
   NET ASSETS                           $   5,073    $   23,013   $ 863,574    $  32,070    $   4,992    $   7,645    $     7,532
   ----------------------------------   =========    ==========   =========    =========    =========    =========    ===========
   Percent of net assets                     0.35%         1.58%      59.44%        2.21%        0.34%        0.53%          0.52%
   ----------------------------------   =========    ==========   =========    =========    =========    =========    ===========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period             471         2,312      84,279        1,944          508          628            661
     Unit value                         $  10.765    $    9.951   $  10.247    $  16.496    $   9.835    $  12.167    $    11.386
   ----------------------------------   ---------    ----------   ---------    ---------    ---------    ---------    -----------
   NET ASSETS                           $   5,073    $   23,013   $ 863,574    $  32,070    $   4,992    $   7,645    $     7,532
   ----------------------------------   =========    ==========   =========    =========    =========    =========    ===========


                                    OCC            TEMPLETON
                                    ACCUMULATION   ASSET        TEMPLETON       TEMPLETON
                                    MANAGED        ALLOCATION   INTERNATIONAL   STOCK
                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $882,679)                      $        --    $      --     $        --    $      --
     Investments at
     Market--Unaffiliated (Cost
     $541,152)                           35,148        4,015          22,494       28,498
   -------------------------------  -----------    ---------     -----------    ---------
   TOTAL ASSETS                          35,148        4,015          22,494       28,498
   LIABILITY--
   Payable to Lincoln Life & Annui
      Company of New York                     1           --              --            1
   -------------------------------  -----------    ---------     -----------    ---------
   NET ASSETS                       $    35,147    $   4,015     $    22,494    $  28,497
   -------------------------------  ===========    =========     ===========    =========
   Percent of net assets                   2.42%        0.28%           1.55%        1.96%
   -------------------------------  ===========    =========     ===========    =========
   NET ASSETS ARE REPRESENTED BY:
     Units in accumulation period         3,607          363           1,993        2,467
     Unit value                     $     9.743    $  11.054     $    11.285    $  11.553
   -------------------------------  -----------    ---------     -----------    ---------
   NET ASSETS                       $    35,147    $   4,015     $    22,494    $  28,497
   -------------------------------  ===========    =========     ===========    =========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENT OF OPERATIONS
PERIOD FROM MAY 18, 1999 TO DECEMBER 31, 1999

                                                                                                                         DELAWARE
                                                     AIM V.I.       AIM V.I.                                             PREMIUM
                                                     CAPITAL        DIVERSIFIED   AIM V.I.     AIM V.I.     BT EQUITY    SMALL
                                                     APPRECIATION   INCOME        GROWTH       VALUE        500 INDEX    CAP VALUE
                                          COMBINED   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM MAY 18, 1999 TO DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income       $  5,606    $       24     $     654    $     148    $     149    $     334       $ --
   Dividends from net realized gains on
      investments                            5,283           732            --        2,587          779          157         --
   Mortality and expense guarantees         (1,727)          (33)          (12)        (168)        (159)        (330)        (7)
   ------------------------------------   --------    ----------     ---------    ---------    ---------    ---------       ----
   NET INVESTMENT INCOME (LOSS)              9,162           723           642        2,567          769          161         (7)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           12,143           854          (276)       3,033        3,182        3,641        (50)
   Net change in unrealized
      appreciation or depreciation on
      investments                           28,828         3,521          (441)       5,999        3,693        2,320        161
   ------------------------------------   --------    ----------     ---------    ---------    ---------    ---------       ----
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                 40,971         4,375          (717)       9,032        6,875        5,961        111
   ------------------------------------   --------    ----------     ---------    ---------    ---------    ---------       ----
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS    $ 50,133    $    5,098     $     (75)   $  11,599    $   7,644    $   6,122       $104
   ------------------------------------   ========    ==========     =========    =========    =========    =========       ====

                                                   DELAWARE     FIDELITY
                                      DELAWARE     PREMIUM      VIP
                                      PREMIUM      EMERGING     EQUITY-
                                      TREND        MARKETS      INCOME
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ---------------------------------
   PERIOD FROM MAY 18, 1999 TO DECEM
   Net Investment Income (Loss):
   Dividends from investment income   $      --       $ --      $      --
   Dividends from net realized gains
      investments                            --         --             --
   Mortality and expense guarantees         (21)        (5)          (182)
   ---------------------------------  ---------       ----      ---------
   NET INVESTMENT INCOME (LOSS)             (21)        (5)          (182)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           332          1         (1,003)
   Net change in unrealized
      appreciation or depreciation o
      investments                         2,641        195            595
   ---------------------------------  ---------       ----      ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS               2,973        196           (408)
   ---------------------------------  ---------       ----      ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIO  $   2,952       $191      $    (590)
   ---------------------------------  =========       ====      =========

                                        FIDELITY     FIDELITY                                                         OCC
                                        VIP II       VIP II       LN           MFS          MFS                       ACCUMULATION
                                        ASSET        INVESTMENT   MONEY        EMERGING     TOTAL        MFS          GLOBAL
                                        MANAGER      GRADE BOND   MARKET       GROWTH       RETURN       UTILITIES    EQUITY
                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM MAY 18, 1999 TO
      DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income        $ --         $ --      $   4,198    $      --       $--          $ --      $        99
   Dividends from net realized gains
      on investments                         --           --             --           --        --            --            1,028
   Mortality and expense guarantees          (6)         (13)          (655)         (45)       (8)           (8)              (8)
   ----------------------------------      ----         ----      ---------    ---------       ---          ----      -----------
   NET INVESTMENT INCOME (LOSS)              (6)         (13)         3,543          (45)       (8)           (8)           1,119
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                             2            5             --        2,307        (1)            8                5
   Net change in unrealized
      appreciation or depreciation on
      investments                           190          (56)            --        6,675        50           604             (772)
   ----------------------------------      ----         ----      ---------    ---------       ---          ----      -----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                 192          (51)            --        8,982        49           612             (767)
   ----------------------------------      ----         ----      ---------    ---------       ---          ----      -----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                           $186         $(64)     $   3,543    $   8,937       $41          $604      $       352
   ----------------------------------      ====         ====      =========    =========       ===          ====      ===========


                                    OCC            TEMPLETON
                                    ACCUMULATION   ASSET        TEMPLETON       TEMPLETON
                                    MANAGED        ALLOCATION   INTERNATIONAL   STOCK
                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -------------------------------
   PERIOD FROM MAY 18, 1999 TO
      DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment incom      $ --          $ --       $        --    $      --
   Dividends from net realized gai
      on investments                      --            --                --           --
   Mortality and expense guarantee       (23)           (6)              (21)         (17)
   -------------------------------      ----          ----       -----------    ---------
   NET INVESTMENT INCOME (LOSS)          (23)           (6)              (21)         (17)
   Net Realized and Unrealized Gai
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                         (3)            2                91           13
   Net change in unrealized
      appreciation or depreciation
      investments                        164           231             1,441        1,617
   -------------------------------      ----          ----       -----------    ---------
   NET REALIZED AND UNREALIZED GAI
      (LOSS) ON INVESTMENTS              161           233             1,532        1,630
   -------------------------------      ----          ----       -----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        $138          $227       $     1,511    $   1,613
   -------------------------------      ====          ====       ===========    =========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM MAY 18, 1999 TO DECEMBER 31, 1999

                                                       AIM            AIM
                                                       V.I.           V.I.          AIM          AIM
                                                       CAPITAL        DIVERSIFIED   V.I.         V.I.         BT EQUITY
                                                       APPRECIATION   INCOME        GROWTH       VALUE        500 INDEX
                                          COMBINED     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ---------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)         $    9,162    $      723     $     642    $   2,567    $     769    $     161
     Net realized gain (loss) on
     investments                              12,143           854          (276)       3,033        3,182        3,641
     Net change in unrealized
     appreciation or depreciation on
     investments                              28,828         3,521          (441)       5,999        3,693        2,320
   ------------------------------------   ----------    ----------     ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS        50,133         5,098           (75)      11,599        7,644        6,122
   Change From Unit Transactions:
     Participant purchases                 1,875,382        43,325        29,982       95,471      105,861       58,729
     Participant withdrawals                (472,888)       (4,379)       (6,929)      (8,219)     (10,142)     (12,320)
   ------------------------------------   ----------    ----------     ---------    ---------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS               1,402,494        38,946        23,053       87,252       95,719       46,409
   ------------------------------------   ----------    ----------     ---------    ---------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS            1,452,627        44,044        22,978       98,851      103,363       52,531
   ------------------------------------   ----------    ----------     ---------    ---------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1999        $1,452,627    $   44,044     $  22,978    $  98,851    $ 103,363    $  52,531
   ------------------------------------   ==========    ==========     =========    =========    =========    =========

                                      DELAWARE                  DELAWARE     FIDELITY
                                      PREMIUM      DELAWARE     PREMIUM      VIP
                                      SMALL        PREMIUM      EMERGING     EQUITY-
                                      CAP VALUE    TREND        MARKETS      INCOME
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ---------------------------------
   Changes From Operations:
     Net investment income (loss)     $      (7)   $     (21)   $      (5)   $    (182)
     Net realized gain (loss) on
     investments                            (50)         332            1       (1,003)
     Net change in unrealized
     appreciation or depreciation on
     investments                            161        2,641          195          595
   ---------------------------------  ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIO        104        2,952          191         (590)
   Change From Unit Transactions:
     Participant purchases                8,911       13,532        1,001       81,119
     Participant withdrawals             (3,526)        (990)         (92)      (5,804)
   ---------------------------------  ---------    ---------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULT
      FROM UNIT TRANSACTIONS              5,385       12,542          909       75,315
   ---------------------------------  ---------    ---------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS           5,489       15,494        1,100       74,725
   ---------------------------------  ---------    ---------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1999    $   5,489    $  15,494    $   1,100    $  74,725
   ---------------------------------  =========    =========    =========    =========

                                        FIDELITY     FIDELITY                                                         OCC
                                        VIP          VIP II       LN           MFS          MFS                       ACCUMULATION
                                        ASSET        INVESTMENT   MONEY        EMERGING     TOTAL        MFS          GLOBAL
                                        MANAGER      GRADE BOND   MARKET       GROWTH       RETURN       UTILITIES    EQUITY
                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)       $      (6)   $      (13)  $    3,543    $   (45)    $      (8)   $      (8)   $     1,119
     Net realized gain (loss) on
     investments                                2             5           --      2,307            (1)           8              5
     Net change in unrealized
     appreciation or depreciation on
     investments                              190           (56)          --      6,675            50          604           (772)
   ----------------------------------   ---------    ----------   ----------    -------     ---------    ---------    -----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                              186           (64)       3,543      8,937            41          604            352
   Change From Unit Transactions:
     Participant purchases                 11,041        29,161    1,255,833     25,098         5,599        7,414          9,006
     Participant withdrawals               (6,154)       (6,084)    (395,802)    (1,965)         (648)        (373)        (1,826)
   ----------------------------------   ---------    ----------   ----------    -------     ---------    ---------    -----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                          4,887        23,077      860,031     23,133         4,951        7,041          7,180
   ----------------------------------   ---------    ----------   ----------    -------     ---------    ---------    -----------
   TOTAL INCREASE IN NET ASSETS             5,073        23,013      863,574     32,070         4,992        7,645          7,532
   ----------------------------------   ---------    ----------   ----------    -------     ---------    ---------    -----------
   NET ASSETS AT DECEMBER 31, 1999      $   5,073    $   23,013   $  863,574    $32,070     $   4,992    $   7,645    $     7,532
   ----------------------------------   =========    ==========   ==========    =======     =========    =========    ===========


                                    OCC            TEMPLETON
                                    ACCUMULATION   ASSET        TEMPLETON       TEMPLETON
                                    MANAGED        ALLOCATION   INTERNATIONAL   STOCK
                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -------------------------------
   Changes From Operations:
     Net investment income (loss)   $       (23)   $      (6)    $       (21)   $     (17)
     Net realized gain (loss) on
     investments                             (3)           2              91           13
     Net change in unrealized
     appreciation or depreciation
     investments                            164          231           1,441        1,617
   -------------------------------  -----------    ---------     -----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                            138          227           1,511        1,613
   Change From Unit Transactions:
     Participant purchases               37,381        3,939          24,119       28,860
     Participant withdrawals             (2,372)        (151)         (3,136)      (1,976)
   -------------------------------  -----------    ---------     -----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                       35,009        3,788          20,983       26,884
   -------------------------------  -----------    ---------     -----------    ---------
   TOTAL INCREASE IN NET ASSETS          35,147        4,015          22,494       28,497
   -------------------------------  -----------    ---------     -----------    ---------
   NET ASSETS AT DECEMBER 31, 1999  $    35,147    $   4,015     $    22,494    $  28,497
   -------------------------------  ===========    =========     ===========    =========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (Lincoln Life New York) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of Lincoln Life New York.

    The assets of the Variable Account are owned by Lincoln Life New York. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life New York.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United Sates for unit investment trusts.

    INVESTMENTS:
    The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of twenty portfolios of nine diversified open-end management investment companies, each portfolio with its own investment objective. The variable subaccounts are:

    AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. Value Fund

    BT Insurance Funds Trust:
     BT Equity 500 Index Fund

    Delaware Group Premium Funds, Inc.:
     Small Cap Value Series
     Trend Series
     Emerging Markets Series

    Fidelity Variable Insurance Products Fund:
     Equity-Income Portfolio

    Fidelity Variable Insurance Products Fund II:
     Asset Manager Portfolio
     Investment Grade Bond Portfolio

    Lincoln National (LN):
     LN Money Market Fund, Inc.

    MFS Variable Insurance Trust:
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

    OCC Accumulation Trust:
     OCC Accumulation Global Equity Portfolio
     OCC Accumulation Managed Portfolio

    Templeton Variable Products Series Fund:
     Templeton Asset Allocation Fund
     Templeton International Fund
     Templeton Stock Fund

    Investments in the variable subaccounts are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)
    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life New York, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE Amounts are paid to Lincoln Life New York for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80% during the first twelve years and .55% thereafter. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations.

    Prior to the allocation of premiums to the Variable Account, Lincoln Life New York deducts a premium load of 5% of each premium payment to cover state taxes and federal income tax liabilities. The premium loads for the period ended December 31, 1999 amounted to $75,563.

    Lincoln Life New York charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the period ended December 31, 1999 totaled $3,078.

    Lincoln Life New York assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life New York charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of Lincoln Life New York and is not included in these financial statements. The cost of insurance charges for the period ended December 31, 1999 amounted to $106,667.

    Under certain circumstances, Lincoln Life New York reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the period ended
    December 31, 1999, no transfer fees were deducted from the variable subaccounts.

    Lincoln Life New York, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the period ended December 31, 1999, no surrender charges or partial surrender administrative charges were paid to Lincoln Life New York, attributable to the variable subaccounts.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 1999.

                                                    AIM             AIM
                                                    V.I.            V.I.           AIM           AIM
                                                    CAPITAL         DIVERSIFIED    V.I.          V.I.          BT EQUITY
                                                    APPRECIATION    INCOME         GROWTH        VALUE         500 INDEX
                                      COMBINED      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                    $1,402,494     $   38,946      $  23,053     $  87,252     $  95,719     $  46,409
----------------------------------    ----------     ----------      ---------     ---------     ---------     ---------
Accumulated net investment income
   (loss)                                  9,162            723            642         2,567           769           161
----------------------------------    ----------     ----------      ---------     ---------     ---------     ---------
Accumulated net realized gain
   (loss) on investments                  12,143            854           (276)        3,033         3,182         3,641
----------------------------------    ----------     ----------      ---------     ---------     ---------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS          28,828          3,521           (441)        5,999         3,693         2,320
                                      ----------     ----------      ---------     ---------     ---------     ---------
                                      $1,452,627     $   44,044      $  22,978     $  98,851     $ 103,363     $  52,531
                                      ==========     ==========      =========     =========     =========     =========

                                    DELAWARE                    DELAWARE      FIDELITY
                                    PREMIUM       DELAWARE      PREMIUM       VIP
                                    SMALL         PREMIUM       EMERGING      EQUITY-
                                    CAP VALUE     TREND         MARKETS       INCOME
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $   5,385     $  12,542     $     909     $  75,315
----------------------------------  ---------     ---------     ---------     ---------
Accumulated net investment income
   (loss)                                  (7)          (21)           (5)         (182)
----------------------------------  ---------     ---------     ---------     ---------
Accumulated net realized gain
   (loss) on investments                  (50)          332             1        (1,003)
----------------------------------  ---------     ---------     ---------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS          161         2,641           195           595
                                    ---------     ---------     ---------     ---------
                                    $   5,489     $  15,494     $   1,100     $  74,725
                                    =========     =========     =========     =========

                                 FIDELITY      FIDELITY                                                              OCC
                                 VIP II        VIP II        LN            MFS           MFS                         ACCUMULATION
                                 ASSET         INVESTMENT    MONEY         EMERGING      TOTAL         MFS           GLOBAL
                                 MANAGER       GRADE BOND    MARKET        GROWTH        RETURN        UTILITIES     EQUITY
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
-----------------------------
Accumulation units               $   4,887     $ 23,077      $ 860,031     $  23,133     $   4,951     $   7,041     $     7,180
-----------------------------    ---------     ----------    ---------     ---------     ---------     ---------     -----------
Accumulated net investment
   income (loss)                        (6)         (13)         3,543           (45)           (8)           (8)          1,119
-----------------------------    ---------     ----------    ---------     ---------     ---------     ---------     -----------
Accumulated net realized gain
   (loss) on investments                 2            5             --         2,307            (1)            8               5
-----------------------------    ---------     ----------    ---------     ---------     ---------     ---------     -----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                         190          (56)            --         6,675            50           604            (772)
                                 ---------     ----------    ---------     ---------     ---------     ---------     -----------
                                 $   5,073     $ 23,013      $ 863,574     $  32,070     $   4,992     $   7,645     $     7,532
                                 =========     ==========    =========     =========     =========     =========     ===========


                               OCC             TEMPLETON
                               ACCUMULATION    ASSET         TEMPLETON        TEMPLETON
                               MANAGED         ALLOCATION    INTERNATIONAL    STOCK
                               SUBACCOUNT      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
-----------------------------
UNIT TRANSACTIONS:
-----------------------------
Accumulation units             $    35,009     $   3,788      $    20,983     $  26,884
-----------------------------  -----------     ---------      -----------     ---------
Accumulated net investment
   income (loss)                       (23)           (6)             (21)          (17)
-----------------------------  -----------     ---------      -----------     ---------
Accumulated net realized gain
   (loss) on investments                (3)            2               91            13
-----------------------------  -----------     ---------      -----------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                         164           231            1,441         1,617
                               -----------     ---------      -----------     ---------
                               $    35,147     $   4,015      $    22,494     $  28,497
                               ===========     =========      ===========     =========

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

4. PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of investments purchased and the aggregate proceeds from investments sold during the period from May 18, 1999 to December 31, 1999 were as follows:

                                                                                      AGGREGATE
                                                                 AGGREGATE COST       PROCEEDS FROM
                                                                 OF PURCHASES         SALES
                                                                 ----------------------------------
   AIM V.I. Capital Appreciation Fund                              $   51,210           $ 11,540
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                    35,765             12,069
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                               137,707             47,886
   ------------------------------------------------------------
   AIM V.I. Value Fund                                                172,499             76,009
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                           188,203            141,632
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                              7,421              2,043
   ------------------------------------------------------------
   Delaware Premium Trend Series                                       15,415              2,894
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                               945                 41
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                               128,250             53,115
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                              4,961                 80
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                     26,234              3,169
   ------------------------------------------------------------
   LN Money Market Account                                          1,315,655            452,062
   ------------------------------------------------------------
   MFS Emerging Growth Series                                          39,823             16,734
   ------------------------------------------------------------
   MFS Total Return Series                                              5,146                203
   ------------------------------------------------------------
   MFS Utilities Series                                                 7,224                191
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                             8,439                140
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                                  35,311                324
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                      3,883                101
   ------------------------------------------------------------
   Templeton International Fund                                        25,786              4,824
   ------------------------------------------------------------
   Templeton Stock Fund                                                27,180                312
   ------------------------------------------------------------
                                                                   ----------           --------
                                                                   $2,237,057           $825,369
                                                                   ==========           ========

5. INVESTMENTS
    The following is a summary of investments owned at December
    31, 1999.

                                                                                   NET
                                                                 SHARES            ASSET        VALUE OF
                                                                 OUTSTANDING       VALUE        SHARES           COST OF SHARES
                                                                 --------------------------------------------------------------
   AIM V.I. Capital Appreciation Fund                               1,238          $35.58       $   44,045         $   40,524
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                 2,284           10.06           22,979             23,420
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                             3,065           32.25           98,853             92,854
   ------------------------------------------------------------
   AIM V.I. Value Fund                                              3,086           33.50          103,365             99,672
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                         3,461           15.18           52,532             50,212
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                            357           15.36            5,489              5,328
   ------------------------------------------------------------
   Delaware Premium Trend Series                                      460           33.66           15,494             12,853
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                           131            8.40            1,100                905
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                             2,906           25.71           74,727             74,132
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                            272           18.67            5,073              4,883
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                  1,893           12.16           23,014             23,070
   ------------------------------------------------------------
   LN Money Market Account                                         86,359           10.00          863,593            863,593
   ------------------------------------------------------------
   MFS Emerging Growth Series                                         845           37.94           32,071             25,396
   ------------------------------------------------------------
   MFS Total Return Series                                            281           17.75            4,992              4,942
   ------------------------------------------------------------
   MFS Utilities Series                                               316           24.16            7,645              7,041
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                           455           16.56            7,532              8,304
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                                 805           43.65           35,148             34,984
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                    172           23.37            4,015              3,784
   ------------------------------------------------------------
   Templeton International Fund                                     1,011           22.25           22,494             21,053
   ------------------------------------------------------------
   Templeton Stock Fund                                             1,168           24.39           28,498             26,881
   ------------------------------------------------------------                                 ----------         ----------
                                                                                                $1,452,659         $1,423,831
                                                                                                ==========         ==========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Flexible Premium
Variable Life Account M

We have audited the accompanying statement of assets and liability of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account") (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. Value, Banker's Trust Equity 500 Index, Delaware Premium Small Cap Value, Delaware Premium Trend, Delaware Premium Emerging Markets, Fidelity VIP Equity-Income, Fidelity VIP II Asset Manager, Fidelity VIP II Investment Grade Bond, Lincoln National Money Market, MFS Emerging Growth, MFS Total Return, MFS Utilities, OCC Accumulation Global Equity, OCC Accumulation Managed, Templeton Variable Products Asset Allocation, Templeton Variable Products International and Templeton Variable Products Stock subaccounts), as of December 31, 1999, and the related statements of operations and changes in net assets for the period from May 18, 1999 to December 31, 1999. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 1999, and the results of their operations and the changes in their net assets for the period from May 18, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 24, 2000

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999             1998
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,482,592,831   $1,435,882,019
------------------------------------------------------------
Unaffiliated common stocks                                           161,005          155,039
------------------------------------------------------------
Mortgage loans on real estate                                    197,425,386      184,503,805
------------------------------------------------------------
Policy loans                                                     177,437,149      170,372,567
------------------------------------------------------------
Cash and short-term investments                                   29,467,267      143,546,873
------------------------------------------------------------
Other invested assets                                                223,126           60,000
------------------------------------------------------------
Receivable for securities                                          1,313,866        3,477,120
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,888,620,630    1,937,997,423
------------------------------------------------------------
Premiums and fees in course of collection                          6,578,363        6,959,116
------------------------------------------------------------
Accrued investment income                                         29,296,814       25,925,055
------------------------------------------------------------
Other admitted assets                                             38,442,338          438,335
------------------------------------------------------------
Separate account assets                                          328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  853,572,463   $  851,746,596
------------------------------------------------------------
Other policyholder funds                                         951,347,964      962,725,311
------------------------------------------------------------
Other liabilities                                                 25,045,378       44,824,520
------------------------------------------------------------
Federal income taxes recoverable                                          --       (3,206,611)
------------------------------------------------------------
Asset valuation reserve                                            7,884,503        5,374,594
------------------------------------------------------------
Interest maintenance reserve                                         956,570        5,051,304
------------------------------------------------------------
Net transfers due from separate accounts                          (8,262,299)      (6,915,063)
------------------------------------------------------------
Separate account liabilities                                     328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,159,312,450    2,096,462,432
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned
    by The Lincoln National Life Insurance Company)                2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (253,734,915)    (274,409,203)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        132,393,566      111,719,278
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999           1998             1997
                                                              ------------   --------------   ------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $172,708,594   $1,291,566,984   $184,112,330
------------------------------------------------------------
Net investment income                                          132,213,228      105,083,579     43,953,796
------------------------------------------------------------
Surrender and administrative charges                             2,401,973        2,834,073      1,334,705
------------------------------------------------------------
Mortality and expense charges on deposit funds                   2,937,632        1,980,728      1,548,722
------------------------------------------------------------
Amortization of the interest maintenance reserve                   925,547          579,137        370,129
------------------------------------------------------------
Other revenues                                                   2,127,634          536,698        183,048
------------------------------------------------------------  ------------   --------------   ------------
Total revenues                                                 313,314,608    1,402,581,199    231,502,730
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               207,985,159    1,320,787,190     72,475,389
------------------------------------------------------------
Commissions                                                     17,665,459      274,529,390      2,459,308
------------------------------------------------------------
Underwriting, insurance and other expenses                      32,297,064       28,064,172      8,012,925
------------------------------------------------------------
Net transfers to separate accounts                              28,255,807       33,875,951    141,027,195
------------------------------------------------------------  ------------   --------------   ------------
Total benefits and expenses                                    286,203,489    1,657,256,703    223,974,817
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    27,111,119     (254,675,504)     7,527,913
------------------------------------------------------------
Dividends to policyholders                                       5,624,728        3,375,629             --
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  21,486,391     (258,051,133)     7,527,913
------------------------------------------------------------
Federal income taxes (benefit)                                    (427,033)      (4,561,826)     1,942,625
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before net realized loss on
investments                                                     21,913,424     (253,489,307)     5,585,288
------------------------------------------------------------
Net realized loss on investments                                (2,012,331)        (721,449)       (73,398)
------------------------------------------------------------  ------------   --------------   ------------
Net income (loss)                                             $ 19,901,093   $ (254,210,756)  $  5,511,890
------------------------------------------------------------  ============   ==============   ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               UNASSIGNED      TOTAL
                                                   COMMON       PAID-IN        SURPLUS --      CAPITAL AND
                                                   STOCK        SURPLUS        DEFICIT         SURPLUS
                                                   ----------   ------------   -------------   -------------
Balances at January 1, 1997                        $2,000,000   $ 69,000,000   $ (20,824,003)  $  50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481              --     158,407,481
-------------------------------------------------
  Net income                                               --             --       5,511,890       5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --         (21,278)        (21,278)
-------------------------------------------------
  Increase in asset valuation service                      --             --      (1,221,863)     (1,221,863)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1997                       2,000,000    227,407,481     (16,555,254)    212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000              --     156,721,000
-------------------------------------------------
  Net loss                                                 --             --    (254,210,756)   (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (178,648)       (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         241,698         241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (3,024,183)     (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (682,060)       (682,060)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1998                       2,000,000    384,128,481    (274,409,203)    111,719,278
Add (deduct):
  Net income                                               --             --      19,901,093      19,901,093
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (939,080)       (939,080)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         187,322         187,322
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (2,509,909)     (2,509,909)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (605,340)       (605,340)
-------------------------------------------------
  Gain on reinsurance transaction                          --             --       4,640,202       4,640,202
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1999                      $2,000,000   $384,128,481   $(253,734,915)  $ 132,393,566
-------------------------------------------------  ==========   ============   =============   =============

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999            1998             1997
                                                              -------------   --------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 172,535,360   $1,284,669,810    $184,112,330
------------------------------------------------------------
Investment income received                                      138,850,106       96,331,551      43,781,378
------------------------------------------------------------
Benefits paid                                                  (204,263,171)     (83,399,329)    (85,008,691)
------------------------------------------------------------
Insurance expenses paid                                         (96,041,640)    (351,272,500)   (154,355,904)
------------------------------------------------------------
Federal income taxes received (paid)                               (656,134)       1,703,193      (1,893,859)
------------------------------------------------------------
Dividends paid to policyholders                                  (5,921,665)       2,651,237              --
------------------------------------------------------------
Other income received, less other expenses paid                   1,653,592       39,064,672       1,613,631
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) operating activities               6,156,448      989,748,634     (11,751,115)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      294,554,595      249,409,117     272,961,178
------------------------------------------------------------
Purchase of investments                                        (369,356,711)  (1,280,892,696)   (265,700,363)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (7,064,582)    (131,317,640)      1,554,149
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) investing activities             (81,866,698)  (1,162,801,219)      8,814,964
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --      156,721,000     158,407,481
------------------------------------------------------------
Other                                                           (38,369,356)      (3,895,136)    (11,032,743)
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by financing activities                       (38,369,356)     152,825,864     147,374,738
------------------------------------------------------------  -------------   --------------    ------------
Net increase (decrease) in cash and short-term investments     (114,079,606)     (20,226,721)    144,438,587
------------------------------------------------------------
Total cash and short-term investments at beginning of year      143,546,873      163,773,594      19,335,007
------------------------------------------------------------  -------------   --------------    ------------
Total cash and short-term investments at end of year          $  29,467,267   $  143,546,873    $163,773,594
------------------------------------------------------------  =============   ==============    ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
   SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the State of New York.

    USE OF ESTIMATES
    The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Department. At this time, it is anticipated that New York will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
   SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)
    are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts consist of the entire premium received and are reported as premium revenue. Under GAAP, premiums and deposits received in excess of policy charges would not be recognized as premium revenue.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs as required under GAAP. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, policy benefits and contract liabilities are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred federal income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
   SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)
    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                        CAPITAL AND SURPLUS           NET INCOME (LOSS)
                                        ----------------------------------------------------------------------------
                                        DECEMBER 31                   YEAR ENDED DECEMBER 31
                                        1999           1998           1999           1998            1997
                                        ----------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------
                                        (IN THOUSANDS)
                                        ----------------------------------------------------------------------------
   Amounts as reported on a
   statutory -- basis
                                        $132,394       $111,719       $ 19,901       $(254,211)        $ 5,512
   -----------------------------------
   GAAP adjustments:
     Net unrealized gain (loss) on
       investments                       (74,971)        27,851             --              --              --
   -----------------------------------
     Interest maintenance reserve           (792)         5,051            458            (579)           (370)
   -----------------------------------
     Net realized gain (loss) on
       investments                        (1,951)          (990)        (6,348)          3,050            (240)
   -----------------------------------
     Asset valuation reserve               7,885          5,375             --              --              --
   -----------------------------------
     Policy and contract reserves        (72,302)       (85,875)        25,985         271,293          (3,667)
   -----------------------------------
     Present value of future profits,
       deferred policy acquisition
       costs and goodwill                369,032        336,568         (6,639)          6,091             524
   -----------------------------------
     Policyholders' share of earnings
       and surplus on participating
       business                           (9,325)        (9,904)         1,071            (100)             --
   -----------------------------------
     Deferred income taxes                17,505         35,280        (12,159)        (12,696)            671
   -----------------------------------
     Nonadmitted assets                    1,685            880             --              --              --
   -----------------------------------
     Other, net                            4,304         (1,705)        (2,096)            (82)             --
   -----------------------------------  --------       --------       --------       ---------         -------
   Net increase (decrease)               241,070        312,531            272         266,977          (3,082)
   -----------------------------------  --------       --------       --------       ---------         -------
   Amounts on a GAAP -- basis           $373,464       $424,250       $ 20,173       $  12,766         $ 2,430
   -----------------------------------  ========       ========       ========       =========         =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
   SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid principal balances.

    Mortgage loans on real estate are reported at unpaid principal balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, and common stocks are credited or charged directly in unassigned surplus.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for unpaid claims and claim adjustment

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
   SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)
    expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying statutory-basis financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

2.  INVESTMENTS
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                        COST OR              GROSS             GROSS
                                        AMORTIZED            UNREALIZED        UNREALIZED         FAIR
                                        COST                 GAINS             LOSSES             VALUE
                                        ------------------------------------------------------------------------
   At December 31, 1999:
     Corporate                          $1,214,312,519       $   908,731       $(65,599,479)      $1,149,621,771
      --------------------------------
     U.S. government                        25,736,299            11,711         (1,900,750)          23,847,260
      --------------------------------
     Foreign government                     17,602,777           362,624         (1,070,496)          16,894,905
      --------------------------------
     Mortgage-backed                       221,570,519             2,732         (9,530,799)         212,042,452
      --------------------------------
     State and municipal                     3,370,717                --           (105,915)           3,264,802
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,482,592,831       $ 1,285,798       $(78,207,439)      $1,405,671,190
                                        ==============       ===========       ============       ==============

   At December 31, 1998:
     Corporate                          $1,148,083,966       $27,649,036       $ (7,489,560)      $1,168,243,442
      --------------------------------
     U.S. government                        39,617,653           564,146           (119,394)          40,062,405
      --------------------------------
     Foreign government                     19,532,744           994,331           (720,250)          19,806,825
      --------------------------------
     Mortgage-backed                       225,005,162         6,239,684           (421,281)         230,823,565
      --------------------------------
     State and municipal                     3,642,494           164,552                 --            3,807,046
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,435,882,019       $35,611,749       $ (8,750,485)      $1,462,743,283
                                        ==============       ===========       ============       ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The carrying amount of investments in bonds in the balance sheet at December 31, 1999 and 1998 reflects adjustments of $1,123,693 and $178,648, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED            FAIR
                                                                 COST                 VALUE
                                                                 -----------------------------------
   Maturity:
     In 2000                                                     $   64,699,324       $   64,449,287
   ------------------------------------------------------------
     In 2001-2004                                                   360,685,026          351,609,953
   ------------------------------------------------------------
     In 2005-2009                                                   490,969,108          462,139,167
   ------------------------------------------------------------
     After 2009                                                     344,668,854          315,430,331
   ------------------------------------------------------------
     Mortgage-backed securities                                     221,570,519          212,042,452
   ------------------------------------------------------------  --------------       --------------
   Total                                                         $1,482,592,831       $1,405,671,190
   ------------------------------------------------------------  ==============       ==============

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds were $253,876,450, $203,748,028 and $274,742,319 in 1999, 1998 and 1997, respectively. Gross gains of $842,229, $3,612,434 and $1,533,793, and gross losses of $6,968,975,
    $1,529,149 and $1,922,165 during 1999, 1998 and 1997, respectively, were realized on those sales. Net gains (losses) of ($186), $17,705 and ($26) were realized on sales of short-term investments in 1999, 1998 and 1997, respectively.

    At December 31, 1999 and 1998, investments in bonds with an admitted asset value of $500,078 and $500,129, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1999, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The major categories of net investment income are as follows:

                                                         YEAR ENDED DECEMBER 31
                                                         1999               1998               1997
                                                         ------------------------------------------------------
   Income:
     Bonds                                               $106,590,150       $ 78,205,686         $42,237,959
     --------------------------------------------------
     Mortgage loans on real estate                         13,522,104         14,304,385                  --
     --------------------------------------------------
     Policy loans                                          11,018,423          7,981,377           1,990,613
     --------------------------------------------------
     Cash and short-term investments                        2,391,977          5,893,453             315,328
     --------------------------------------------------  ------------       ------------         -----------
   Total investment income                                133,522,654        106,384,901          44,543,900
   ----------------------------------------------------
   Investment expenses                                      1,309,426          1,301,322             590,104
   ----------------------------------------------------  ------------       ------------         -----------
   Net investment income                                 $132,213,228       $105,083,579         $43,953,796
   ----------------------------------------------------  ============       ============         ===========

    Realized capital gains and losses are reported net of federal income taxes of $437,941, $1,223,897 and $55,541 in 1999, 1998 and 1997, respectively, and amounts transferred to the interest maintenance reserve of $3,169,187, $3,035,887 and $239,459 in 1999, 1998 and 1997, respectively.

    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, an additional $10,170,000 of net operating loss was utilized to offset taxable income. The remaining portion of the net operating loss at December 31, 1999 of $60,824,000 will be available for use to offset taxable income in future years. The net operating loss carryforward of $60,824,000 will expire in 2013.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limits is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998.

    On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligations. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. Subsequent to the CIGNA transaction, the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998. During 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the statements of operations line item "Other revenues." Additionally, on November 1, 1999, the Company and Lincoln Life closed the previously announced agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. This retrocession agreement was effective November 1, 1999. A gain on the transaction of $4.6 million was recorded directly in unassigned surplus, net of tax.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $97,457,160 and $54,411,763 at December 31, 1999 and 1998, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $2,290,826 and $2,722,404 at December 31, 1999 and 1998, respectively.

    The caption "Premiums and deposits" in the statements of operations includes $140,394,771 and $1,276,884,778 of insurance assumed and $44,245,573 and
    $52,443,264 of insurance ceded in 1999 and 1998, respectively.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $71,763,962 and $47,526,681 for 1999 and 1998, respectively.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $1,287,400 and $682,060 at December 31, 1999 and 1998, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1999, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1999 and 1998, the Company had $1,149,964,000 and $1,092,754,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $5,893,549 and $6,937,379 at December 31, 1999 and 1998, respectively.

    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                 AMOUNT           PERCENT
                                                                 --------------   -------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $  338,886,028     26.5%
   ------------------------------------------------------------
     At book value, less surrender charge                           123,141,771      9.6
   ------------------------------------------------------------
     At market value                                                319,140,374     24.9
   ------------------------------------------------------------
   Subject to discretionary withdrawal without adjustment:
     At book value with minimal or no charge or adjustment          487,578,243     38.1
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                           10,884,302       .9
   ------------------------------------------------------------  --------------   ------
   Total annuity reserves and deposit fund liabilities, before
   reinsurance                                                    1,279,630,718    100.0%
                                                                                  ======
   Less reinsurance                                                   2,560,424
   ------------------------------------------------------------  --------------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $1,277,070,294
   ------------------------------------------------------------  ==============

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1999 Annual Statement and the Company's Separate Accounts Annual Statement at December 31, 1999 is as follows:

   Per 1999 Annual Statement:
     Exhibit 8, Section B -- Total (net)                         $   10,029,253
   ------------------------------------------------------------
     Exhibit 8, Section C -- Total (net)                              1,122,910
   ------------------------------------------------------------
     Exhibit 10, Column 1, Line 19                                  946,777,757
   ------------------------------------------------------------  --------------
                                                                    957,929,920
   ------------------------------------------------------------
   Per Separate Account Annual Statement:
   ------------------------------------------------------------
     Exhibit 6, Column 2, Line 0299999 Page 3, Line 3               319,140,374
   ------------------------------------------------------------  --------------
                                                                    319,140,374
                                                                 --------------
   Total net annuity reserves and deposit fund liabilities       $1,277,070,294
   ------------------------------------------------------------  ==============

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 ------------   ------------
   Premium deposit funds                                         $920,665,883   $931,230,214
   ------------------------------------------------------------
   Undistributed earnings on participating business                30,544,045     30,772,519
   ------------------------------------------------------------
   Other                                                              138,036        722,578
   ------------------------------------------------------------  ------------   ------------
                                                                 $951,347,964   $962,725,311
                                                                 ============   ============

6.  CAPITAL AND SURPLUS

    The Company received additional paid-in surplus from Lincoln Life of $158,407,481 and $156,721,000 in December 1997 and October 1998,
    respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS (CONTINUED)
    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant.

    Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1999, 27,534 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 8,934 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. During 1999 and 1998, 3,740 and 137 options, respectively, were exercised. During 1999, 2,400 options were forfeited.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                   CARRYING                            CARRYING
                                                   VALUE              FAIR VALUE       VALUE            FAIR VALUE
                                                   ---------------------------------------------------------------
                                                   DECEMBER 31
                                                   1999                                1998
                                                   ---------------------------------------------------------------
                                                   (IN THOUSANDS)
                                                   ---------------------------------------------------------------
   ASSETS (LIABILITIES)
   ----------------------------------------------
   Bonds                                            $1,482,593        $1,405,671       $1,435,882       $1,462,743
   ----------------------------------------------
   Unaffiliated common stocks                              161               161              155              155
   ----------------------------------------------
   Mortgage loans on real estate                       197,425           189,179          184,504          185,694
   ----------------------------------------------
   Policy loans                                        177,437           190,667          170,373          183,408
   ----------------------------------------------
   Cash and short-term investments                      29,467            29,467          143,547          143,547
   ----------------------------------------------
   Other invested assets                                   223               223               60               60
   ----------------------------------------------
   Investment-type insurance contracts                (951,348)         (910,752)        (962,725)        (938,191)
   ----------------------------------------------
   Separate account assets                             328,768           328,768          236,862          236,862
   ----------------------------------------------
   Separate account liabilities                       (328,768)         (328,768)        (236,862)        (236,862)
   ----------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,675,891, $18,504,450 and $3,454,014 in 1999, 1998 and
    1997, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1,359,279, $273,952 and $578,003 in 1999, 1998 and 1997, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,309,426, $1,501,592 and $558,011 in 1999, 1998 and 1997, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $6,269,272 and $2,095,019 for premiums paid on these contracts in 1999 and 1998, respectively. The caption "Future policy benefits and claims" has been reduced by $2,323,435 and $2,583,702 related to reserve credits taken on these contracts as of December 31, 1999 and 1998, respectively.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $109,574,216 and $73,993,993 in 1999 and 1998, respectively. Reserves for separate accounts with assets at fair value were $320,413,080 and $229,940,273 at December 31, 1999 and 1998, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the contractholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999              1998
                                                                 ------------------------------
   Transfers as reported in the Summary of Operations of
   various Separate Accounts:
     Transfers to separate accounts                              $109,574,216      $ 73,993,993
   ------------------------------------------------------------  ------------      ------------
     Transfers from separate accounts                             (81,318,409)      (40,118,042)
   ------------------------------------------------------------  ------------      ------------
   Net transfer to separate accounts as reported in the
   Company's NAIC Annual Statement -- Summary of Operations      $ 28,255,807      $ 33,875,951
   ------------------------------------------------------------  ============      ============

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1999, the Company identified expenditures of $124,000 to address this issue. This brings the expenditures for 1996 through 1999 to $208,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.

    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.

    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 10, 2000